UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2019

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	BANC PRD	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

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Item 2.02 Results of Operations and Financial Condition.
On July 25, 2019, Banc of California, Inc. (the “Company”) issued a press release announcing 2019 second quarter financial results. The Company will host a conference call to discuss these results at 10:00 A.M. Pacific Time on Thursday, July 25, 2019. Interested parties may attend the conference call by dialing 888-317-6003, and referencing event code 4783507. A live audio webcast will be available through the webcast link to be posted on the Company’s Investor Relations website at www.bancofcal.com/investor, in addition to the slide presentation for investor review prior to the call.

Copies of the press release and presentation materials are attached to this report as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
99.1Banc of California, Inc. Press Release dated July 25, 2019.

99.2Banc of California, Inc. Earnings Conference Call Presentation Materials dated July 25, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

July 25, 2019	/s/ John A. Bogler
John A. Bogler
Executive Vice President and Chief Financial Officer

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